EXHIBIT 10.41

                          SUPPLEMENTAL
               COMMITMENT TO GUARANTEE OBLIGATIONS
                               BY
                  THE UNITED STATES OF AMERICA
                           ACCEPTED BY
                     THE BANK OF NEW YORK,
                        AS OWNER TRUSTEE
                                   SHIPOWNER
                               and
                   OMI CLOVER TRANSPORT, INC.,
                                   CHARTERER


     This SUPPLEMENTAL COMMITMENT TO GUARANTEE OBLIGATIONS (the "Supplemental Commitment") dated as of December 22, 1993, is made and entered into on said date by the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR, successor by operation of law to the Secretary of Commerce, acting by and through the Assistant Secretary of Commerce for Maritime Affairs (the "Secretary"), and accepted on said date by THE BANK OF NEW YORK, a New York banking corporation (the "Bank") not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of September 1, 1983, as amended by Amendment No. 1 dated August 12, 1987 for the benefit of the trustor named therein (said trust agreement being herein called the "Trust Agreement," said trustor and its successors or assigns under the Trust Agreement being herein collectively called the "Owner Participant," and said owner trustee and any successor or assign thereof under the Trust Agreement acting in its capacity as owner trustee, being herein called the "Shipowner") and OMI Clover Transport, Inc., a Delaware corporation (the "Charterer").

RECITALS:

     A. On November 20, 1980 (the "First Closing Date") OMI Hudson Transport, Inc. (formerly Ogden Hudson Transport, Inc.) ("Hudson") and the Secretary entered into a Commitment to Guarantee Obligations, Contract No. MA-9931 (the "Guarantee Commitment") under the provisions of Title XI of the Merchant Marine Act, 1936, as amended, to provide for a portion of the financing of the Construction of one chemical oil product tanker vessel named OMI HUDSON (ex OGDEN HUDSON) (the "Vessel"). Unless otherwise expressly provided herein or in Amendment No. 1 to Restated Security Agreement, as hereinafter defined, the terms used herein and defined in Schedule X to the Restated Security Agreement, Contract No. MA-9933, (a copy of which is attached hereto as Schedule One) shall have the respective meanings set forth in said Schedule X, except as the same have been duly amended or modified.

     B. On the First Closing Date, in connection with the execution and delivery of the Guarantee Commitment (1) Hudson and Citibank, N.A., a national banking association (the "Indenture Trustee") entered into the Indenture; (2) the Secretary and the Indenture Trustee entered into the Authorization Agreement, Contract No. MA-9932; (3) Hudson and the Secretary entered into the Security Agreement, Contract No. MA-9933 ("Security Agreement");
(4) Hudson executed and delivered to the Secretary the Secretary's
Note in the aggregate principal amount of $24,000,000; (5) OMI Bulk Transport, Inc., (formerly Ogden Bulk Transport, Inc.) a Delaware corporation and the parent company of Hudson ("Bulk") and the Secretary entered into the Title XI Reserve Fund and Financial Agreement, Contract No. MA-9936; (6) Hudson, the Secretary and Citibank, N.A., a national banking association (the "Depository") entered into the Depository Agreement, Contract No. MA-9935 ("Depository Agreement"); (7) Hudson issued and delivered United States Government Guaranteed Ship Financing Notes, Series A in the aggregate principal amount of $24,000,000; and (8) Hudson executed and delivered or caused to be executed and delivered various assignments and guarantees described in the Security Agreement as further security to the Secretary.

     C. On November 19, 1981, Hudson issued and delivered United States Government Guaranteed Ship Financing Bonds in the aggregate principal amount of $22,800,000 ("Initial Series A Obligations") under an Underwriting Agreement dated as of November 9, 1981 to the Underwriters named therein and in connection therewith, Hudson executed and delivered to the Secretary the Mortgage, Contract No. MA-9934;

     D. On December 2, 1982, Hudson issued and delivered United States Government Guaranteed Ship Financing Bonds in the aggregate principal amount of $30,000,000 ("Initial Series B Obligations"), United States Government Guaranteed Ship Financing Bonds in the aggregate principal amount of $5,350,000 ("Initial Series C Obligations") and United States Government Guaranteed Ship Financing Bonds in the aggregate principal amount of $15,900,000 ("Initial Series D Obligations" and, together with the Initial Series A Obligations, Initial Series B Obligations and Initial Series C Obligations, hereinafter called the "Initial Obligations") under an Underwriting Agreement dated as of December 10, 1982 to the Underwriters named therein;

     E. In connection with the issuance of the Initial Obligations, Hudson and the Secretary entered into Amendment No. 1 to the Security Agreement dated November 19, 1981, Amendment No. 2 to the Security Agreement dated March 5, 1987 and Amendment No. 3 to the Security Agreement dated March 26, 1987 (said amendments, together with the Security Agreement, herein called the "Original Security Agreement");

     F. On August 12, 1987 the Shipowner acquired the Vessel from Hudson and, on the date thereof, duly executed and delivered Assumption Agreement and Supplemental Indenture No. 6 among the Shipowner, Hudson and the Indenture Trustee, pursuant to which the Shipowner assumed all of Hudson's obligations under the Indenture and the Initial Obligations.

     G. On August 12, 1987, in connection with the acquisition of the Vessel, the Shipowner, Hudson and the Secretary entered into Amendment No. 4 to Security Agreement ("Amendment No. 4") whereby Hudson was released from all obligations, duties and liabilities under the Original Security Agreement and whereby the Shipowner assumed all of the obligations of Hudson under the Original Security Agreement, as the same was further amended and restated in its entirety in the form of the Restated Security Agreement dated August 12, 1987 between the Shipowner and the Secretary (the "Restated Security Agreement").

     H. From and after the execution and delivery of Amendment No. 4 and the Restated Security Agreement, the rights, obligations, duties and liabilities of the Shipowner and the Secretary under the Original Security Agreement, as amended and assumed by the Shipowner pursuant to Amendment No. 4, are governed and determined solely under the Restated Security Agreement and the various instruments and documents executed by the Shipowner pursuant thereto.

     I. On August 12, 1987, the Shipowner agreed to let and demise the Vessel to the Charterer pursuant to the Charter for the Charter Period.

     J. Immediately prior to the execution and delivery of this Supplemental Commitment there were Outstanding Initial Obligations issued by the Shipowner and guaranteed by the Secretary in the aggregate principal amount of $ 24,150,000, consisting inter alia of $4,110,000 principal amount of Initial Series C Obligations.

     K. All of the Initial Series C Obligations have been duly called for redemption and, in order to refinance the Initial Series C Obligations, the Shipowner has entered into a Bond Purchase Agreement dated as of December 22, 1993, with the Purchaser named therein ("Refinancing Bond Purchase Agreement") providing for the sale and delivery on December 22, 1993 (the "Refinancing Closing Date"), of $4,110,000 aggregate principal amount of sinking fund bonds bearing interest at the rate of 5.86% per annum and maturing on December 1, 2006 (the "Hudson Series C Obligations" or the "Obligations"). The remaining funds necessary for the redemption of the Initial Series C Obligations will be paid by the Shipowner and the Charterer.

     L. The Shipowner will on the Refinancing Closing Date enter into Supplemental Indenture No. 7 to Indenture with the Indenture Trustee and will authorize the issuance under the Indenture of the Hudson Series C Obligations, which Hudson Series C Obligations under the terms hereof are to be issued for the purpose of (i) aiding in the refinancing of the existing Initial Series C Obligations and (ii) modifying and restating the terms of the form of the existing Initial Series C Obligations by (a) reducing the interest rate thereof, (b) changing the schedule of premiums in connection with an optional redemption and (c) adding the right of the Secretary to assume the Hudson Series C Obligations after a Default by the Shipowner, as permitted by Public Law 98-595.

     M. The Hudson Series C Obligations when duly executed, authenticated and delivered pursuant to the Indenture, as supplemented by Supplemental Indenture No. 7 to Indenture, will constitute the legal, valid and binding obligations of the Shipowner in accordance with their respective terms. The Hudson Series C Obligations shall be as stated in Supplemental Indenture No. 7 to Indenture and in substantially the form attached thereto having the maturity date and interest rate set forth in the Refinancing Bond Purchase Agreement and the Hudson Series C Obligations.

     N. Under Amendment No. 4 to the Authorization Agreement to be entered into on the Refinancing Closing Date between the Secretary and the Indenture Trustee ("Amendment No. 4 to Authorization Agreement"), the Indenture Trustee will be authorized to endorse and execute on each of the Hudson Series C Obligations issued on such date, by means of the facsimile signature of the Maritime Administrator or Acting Maritime Administrator and the facsimile seal of the Department of Transportation, and to authenticate and deliver, a guarantee by the Secretary of the payment in full of all of the unpaid interest on, and the unpaid balance of the principal of, each Hudson Series C Obligation, including interest accruing between the date of default under such Hudson Series C Obligation and the date of payment by the Secretary (individually a "Guarantee" and collectively the "Guarantees").

     O. On the Refinancing Closing Date, the Shipowner as further security to the Secretary for the payment to the Secretary of the principal of, and the interest due or to become due on, the Secretary's Note will execute and deliver an endorsement to Secretary's Note (the "Endorsement No. 5 to Secretary's Note"), will enter into Amendment No. 1 to Restated Security Agreement ("Amendment No. 1 to Restated Security Agreement") and will execute and deliver Supplement No. 5 to First Preferred Ship Mortgage ("Supplement No. 5 to Mortgage").

     P. On the Refinancing Closing Date, Bulk and the Secretary will execute and deliver Amendment No. 8 to Title XI Reserve Fund and Financial Agreement ("Amendment No. 8 to RFFA").

     Q.   On the Refinancing Closing Date, the Shipowner, the
Charterer, the Depository and the Secretary will execute and deliver Amended and Restated Depository Agreement ("Depository
Agreement").

     R.   On the Refinancing Closing Date, the Charterer and the
Shipowner will execute and deliver Amendment No. 2 to Bareboat
Charter Party ("Amendment No. 2 to Charter").

     S. On the Refinancing Closing Date, Bulk, the Charterer and certain affiliates of the Charterer will execute and deliver the Confirmation of Cross Guarantee ("Confirmation of Cross
Guarantee").

                           WITNESSETH

     That under the provisions of Title XI of the Merchant Marine Act, 1936, as amended and in effect on the date hereof (said provisions, as so amended and in effect on the date hereof, being herein called "Title XI") and in consideration of (i) the execution and delivery on or before the date hereof of the Refinancing Bond Purchase Agreement, (ii) the covenants of the Shipowner and the Charterer contained herein, (iii) the payment by or on behalf of the Shipowner to the Secretary of the charges for this Supplemental Commitment pursuant to Section 1104A (f) of Title XI and (iv) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secretary hereby commits itself as herein provided.

     Annexed to each counterpart of this Supplemental Commitment are forms of the Refinancing Bond Purchase Agreement, Supplemental Indenture No. 7 to Indenture, the Hudson Series C Obligations, Amendment No. 4 to Authorization Agreement, Amendment No. 1 to Restated Security Agreement, Endorsement No. 5 to Secretary's Note, Supplement No. 5 to Mortgage, Amendment No. 8 to Title XI Reserve Fund and Financial Agreement, Amended and Restated Depository Agreement, Confirmation of Cross Guarantee and Amendment No. 2 to Charter.

     The Refinancing Bond Purchase Agreement, Supplemental Indenture No. 7 to Indenture, the Obligations, Amendment No. 4 to Authorization Agreement, Amendment No. 1 to Restated Security Agreement, Endorsement No. 5 to Secretary's Note, Supplement No. 5 to Mortgage, Amendment No. 8 to Title XI Reserve Fund and Financial Agreement, Amended and Restated Depository Agreement, Confirmation of Cross Guarantee and Amendment No. 2 to Charter shall be executed and delivered on the Refinancing Closing Date substantially in the respective forms annexed hereto, or as approved by the Secretary and consented to by the Shipowner, the Owner Participant and the Charterer, except that the blanks therein shall be filled in as contemplated therein and herein.

                            ARTICLE I

          FINDINGS AND DETERMINATIONS OF THE SECRETARY

     Pursuant to Section 1104A (d) of Title XI, the Secretary has found that the property or project with respect to which the Obligations will be issued, will be, in his opinion, economically sound.

     Pursuant to Sections 1101(f) and 1104A (b)(2) of Title XI and the third paragraph of Article I of the Guarantee Commitment, the Secretary confirmed his prior determination of the Actual Cost of the Vessel. In addition, the Secretary has redetermined the Depreciated Actual Cost of the Vessel as of December 31, 1993, and found that the aggregate principal amount of the Obligations will not, in the aggregate, exceed 87 1/2% of the Depreciated Actual Cost of the Vessel, as determined by the Secretary.

     Pursuant to Sections 1104A (b)(3) and 1104A (b)(5) of Title XI, respectively, the Secretary has determined that the Stated Maturity of the Hudson Series C Obligations has remained unchanged and is satisfactory and that the interest rate to be borne by the Obligations exclusive of the charges for the Guarantee Fee (and service charges, if any) to be issued on the Refinancing Closing Date to be reasonable taking into account the range of interest rates prevailing in the private market for similar loans and risks assumed by the Secretary.

                           ARTICLE II

               COMMITMENT TO GUARANTEE OBLIGATIONS

     The United States, represented by the Secretary, HEREBY COMMITS ITSELF TO GUARANTEE (as provided in the Hudson Series C Obligations and the Guarantees) the payment of the unpaid interest on, and the unpaid balance of the principal of, the Hudson Series C Obligations, including interest accruing between the date of default under the Hudson Series C Obligations and the payment in full of the Guarantees; and to effect this Supplemental Commitment hereby commits itself to execute and deliver Amendment No. 4 to Authorization Agreement and Amendment No. 1 to Restated Security Agreement on the Refinancing Closing Date.

                           ARTICLE III

                         THE OBLIGATIONS

     The Hudson Series C Obligations shall be substantially in the form of Exhibit 1 to Supplemental Indenture No. 7 to Indenture (or such other form as shall be approved by the Secretary and consented to by the Shipowner, the Owner Participant and the Charterer), and shall be subject to all of the terms and conditions set forth in the Indenture as supplemented by Supplemental Indenture No. 7 to Indenture. Supplemental Indenture No. 7 to Indenture, the Hudson Series C Obligations, Amendment No. 1 to Restated Security Agreement, Endorsement No. 5 to Secretary's Note, Supplement No. 5 to Mortgage, Amendment No. 8 to Title XI Reserve Fund and Financial Agreement, Amended and Restated Depository Agreement, Confirmation of Cross Guarantee and Amendment No. 2 to Charter shall be executed and delivered by the parties thereto, substantially simultaneously with the execution and delivery of Amendment No. 4 to Authorization Agreement. The forms of Supplemental Indenture No. 7 to Indenture, the Series C Obligations, Amendment No. 4 to Authorization Agreement, Amendment No. 1 to Restated Security Agreement, Endorsement No. 5 to Secretary's Note, Supplement No. 5 to Mortgage, Amendment No. 8 to Title XI Reserve Fund and Financial Agreement, Amended and Restated Depository Agreement, Confirmation of Cross Guarantee and Amendment No. 2 to Charter are hereby approved by the Secretary.


                           ARTICLE IV

         COVENANTS OF THE SHIPOWNER AND THE CHARTERER

     The Shipowner represents and, until termination of the Supplemental Commitment, agrees:

     (a) that, based solely and without independent investigation or verification on the representation of the Charterer immediately below, the Vessel has been constructed in a shipyard within the United States and has been documented under the laws of the United States;

     (b)  that the documents referred to in Paragraph (f) of
Article IV of the Guarantee Commitment, as amended and supplemented with the consent of the Secretary, remain in full force and effect;

     (c) to execute and deliver Amendment No. 1 to Restated Security Agreement, Supplemental Indenture No. 7 to Indenture, Endorsement No. 5 to Secretary's Note to reflect the issuance of the Hudson Series C Obligations, Supplement No. 5 to Mortgage, Amended and Restated Depository Agreement and Amendment No. 2 to Charter.

     (d) to furnish to the Secretary, promptly upon written request, such reasonable, material and pertinent reports, evidence, proof or information in addition to that furnished pursuant to the further provisions of this Supplemental Commitment as the Secretary may reasonably deem necessary or appropriate in connection with the performance of the Secretary of his duties and functions under the Act;

     (e) to permit the Secretary, promptly upon request, to make such reasonable, material and pertinent examination and audit of its books, records and accounts of the Trust Estate and to take such information therefrom and make such transcripts or copies thereof, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act; and

     (f) to maintain its United States citizenship within the meaning of Section 2 of the Shipping Act, 1916, as amended, and 46 C.F.R. Part 355 for the purpose of operating the Vessel in the foreign and coastwise trades of the United States, to the satisfaction of the Secretary and, at the time of the execution and delivery of Amendment No. 4 to the Authorization Agreement to submit to the Secretary such supplemental proof of citizenship as the Secretary may deem appropriate to evidence the continued United States citizenship of the Shipowner for said purpose.

     The Charterer represents and, until the termination of this Supplemental Commitment, agrees:

     (a) to maintain records of all amounts paid or obligated to be paid by or for the account of the Shipowner for the Construction of the Vessel;

     (b) to furnish to the Secretary, promptly upon written request, such reasonable, material and pertinent reports, evidence, proof or information, in addition to that furnished pursuant to the further provisions of this Supplemental Commitment or in the application for this Supplemental Commitment under Title XI or otherwise available to the Secretary, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act;

     (c) to permit the Secretary, at all reasonable times upon request, to make such reasonable, material and pertinent examinations and audits of the Charterer's books, records, and accounts, and to take such information therefrom and make such transcripts or copies thereof, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act; and

     (d) to maintain its United States citizenship within the meaning of Section 2 of the Shipping Act, 1916, as amended, and 46 C.F.R. Part 355 for the purpose of operating the Vessel in the foreign or coastwise trade of the United States and, at the time of execution and delivery of Amendment No. 4 to Authorization Agreement, to submit to the Secretary such supplemental proof of citizenship as may be appropriate to evidence the continued United States citizenship of the Charterer for said purpose.

     (e) that the Vessel has been constructed in a shipyard within the United States and has been documented and will remain documented under the laws of the United States and the Vessel has been accepted under the Charter and the Charterer has agreed that the Vessel is satisfactory under the Bareboat Charter Party, as amended;

     (f) to execute and deliver on the date hereof Amended and Restated Depository Agreement and Amendment No. 2 to Charter.

     (g)  to cause Bulk to execute and deliver on the date hereof
Amendment No. 8 to Title XI Reserve Fund and Financial Agreement.

     (h) to execute and deliver or cause to be executed and delivered Confirmation of Cross Guarantee.

                            ARTICLE V

             CONDITIONS TO EXECUTION AND DELIVERY OF
         AMENDMENT NO. 4 TO AUTHORIZATION AGREEMENT AND
         AMENDMENT NO. 1 TO RESTATED SECURITY AGREEMENT

     Amendment No. 4 to Authorization Agreement shall be executed and delivered by the Secretary and the Indenture Trustee; Amendment No. 1 to Restated Security Agreement by the Shipowner and the Secretary; and Supplement No. 5 to Mortgage by the Shipowner and the Secretary. The obligation of the United States, represented by the Secretary, to execute and deliver Amendment No. 1 to Restated Security Agreement on the Refinancing Closing Date shall be subject to the following conditions unless waived in writing by the
Secretary:

     (a)(i) The Refinancing Closing Date shall occur within one year of December 22, 1993; and (ii) on the Refinancing Closing Date the Vessel shall be in the same condition as when delivered by the Shipbuilder, ordinary wear and tear excepted and the Charterer shall have furnished to the Secretary a communication with respect to the Vessel that there have been no unusual occurrences (or a full description of such occurrences, if any), which would adversely affect the condition of the Vessel;

     (b) On the Refinancing Closing Date, the Vessel shall be free and clear of any claim, lien, charge, mortgage or other encumbrance of any character (except as otherwise permitted by Section 2.04 of Exhibit 1 to the Restated Security Agreement) and Certificates of the Shipowner and the Charterer shall be delivered to the Secretary to the foregoing effect; and Supplemental Indenture No. 7 to the Indenture and the Obligations to be sold on the Refinancing Closing Date shall have been duly executed and delivered;

     (c) On the Refinancing Closing Date, the Bank, the Owner Participant and the Charterer, shall be citizens of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, and shall have furnished to the Secretary three (3) executed affidavits setting forth data showing such citizenship;

     (d) On the Refinancing Closing Date, there shall have been delivered to the Secretary (i) two executed copies of Supplemental Indenture No. 7 to Indenture; (ii) one executed copy and one true copy of the Refinancing Bond Purchase Agreement; (iii) two executed copies of the opinions of counsel referred to in the Refinancing Bond Purchase Agreement; (iv) two specimen copies of the Obligations issued under Supplemental Indenture No. 7 to Indenture; and (v) two executed copies of all other documents delivered by the Shipowner, the Charterer, Bulk or the Indenture Trustee on the Refinancing Closing Date;

     (e) The following representations and warranties of the Bank and the Shipowner shall have been made to the Secretary in writing and shall be true on the Refinancing Closing Date;

          (i) The Bank is a validly existing banking organization duly organized under the laws of the State of New York and is authorized to transact a trust and banking business in the State of New York; and the Shipowner has the power and authority to execute and deliver and perform its obligations under the terms and provisions of this Supplemental Commitment and each of the agreements and instruments referred to herein in which it is named a party;

          (ii) this Supplemental Commitment and each of the agreements and instruments referred to herein heretofore executed and delivered in which the Shipowner or the Bank is named a party and assuming due authorization, execution and delivery thereof by the other parties thereto constitutes (and each of the agreements and instruments referred to herein not heretofore executed and delivered concurrently herewith in which the Shipowner or the Bank is named a party, when duly executed and delivered, will constitute), in accordance with their respective terms, a legal, valid and binding obligation of the Shipowner or the Bank enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application or equitable principals relating to or affecting the enforcement of creditors' rights as from time to time in effect;

          (iii) the execution and delivery by the Shipowner of this Supplemental Commitment and each of the agreements and instruments referred to herein in which it is named a party, consummation by the Shipowner or the Bank of the transactions contemplated hereby and thereby and compliance by the Shipowner or the Bank with all of the terms and provisions of this Supplemental Commitment and each of the agreements and instruments referred to herein in which it is named a party or by which it is bound will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or (other than in connection with the transactions herein contemplated) subject any property or assets of the Shipowner to any lien, charge or encumbrance (other than in connection with the transactions contemplated by the Supplemental Commitment or the Trust Agreement of, any indenture, contract, agreement or instrument binding on the Shipowner or the Bank or on any of their respective properties, nor will such action result in a violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Shipowner or the Bank or any of its properties.

          (iv) no consent, approval or authorization of, or registration with, or notice to, any governmental or public body or authority is or was required to be obtained, effected or given by the Bank or the Shipowner under any federal law or the laws of the State of New York governing the banking or trust powers of The Bank of New York in connection with the issue and sale of the Hudson Series C Obligations on the Refinancing Closing Date or in connection with carrying out by the Shipowner of the other transactions contemplated by this Supplemental Commitment or any of the agreements or instruments referred to herein, except such as have been duly obtained, effected or given and such as are not required to be obtained, effected or given at or before the date hereof;

          (v) there are no actions, suits or proceedings pending or, to the Shipowner's knowledge, threatened against or affecting it or its property or affecting this Supplemental Commitment, Supplemental Indenture No. 7 to Indenture, the Obligations, Amendment No. 1 to Restated Security Agreement, or the Amended and Restated Amendment No. 1 to Restated Security Agreement, or the Amended and Restated Depository Agreement or any of the transactions contemplated hereby or thereby before any court, administrative agency, body or governmental authority which if adversely determined, might have materially adverse affect, on the execution and delivery of the Supplemental Commitment, Supplemental Indenture No. 7 to Indenture, the Obligations, Amendment No. 1 to Restated Security Agreement or the Amended and Restated Depository Agreement and the performance of the obligations of the Shipowner under such documents.

          (vi) there is no outstanding security agreement under the Uniform Commercial Code of any state of the United States with respect to the Vessel or with respect to any of the agreements entered into or to be entered into and referred to herein to which the Shipowner is a party nor any effective filing of any analogous agreement or instrument to which the Shipowner is a party under the laws of any jurisdiction except in favor of the Secretary and except with respect to the Restated Security Agreement; and

     (f) the following representations and warranties of the Charterer shall have been made to the Secretary in writing and shall be true as of the date hereof:

          (i) the Charterer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with the power and authority (legal and other) to own its property and assets and to conduct its business, as the same is presently being conducted;

          (ii) the Charterer had and has legal power and authority to enter into and carry out the terms of the Confirmation of Cross Guarantee, Amended and Restated Depository Agreement and Amendment No. 2 to Charter, and other instruments referred to herein;

          (iii) each and all of the documents and instruments referred to in clause (ii) hereof have been executed and delivered by the Charterer and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitute, in accordance with their respective terms, valid and binding instruments enforceable against the Charterer except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application and equitable principles relating to or affecting the enforcement of creditors' rights as from time to time in effect;

          (iv) the consummation of the transactions contemplated and compliance by the Charterer with all the terms and provisions of the documents and instruments referred to in clause (ii) hereof will not violate any provisions of, and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Charterer or by which it or its property is bound or subject any property or any assets of the Charterer to any lien, charge or encumbrance of, any indenture, contract, agreement or other instrument (other than in connection with the transaction herein contemplated) binding on the Charterer (except that the representations and warranties set forth in this clause (iv) do not constitute representations and warranties with respect to Section 4975 of the Code of the Employment Retirement Income Security Act of 1974);

          (v) there are no actions, suits or proceedings pending or, to the Shipowner's knowledge threatened against or affecting it or its property or affecting this Supplemental Commitment, Supplemental Indenture No. 7 to Indenture, the Obligations, Amendment No. 1 to Restated Security Agreement, or the Amended and Restated Amendment No. 1 to Restated Security Agreement, or the Amended and Restated Depository Agreement or any of the transactions contemplated hereby or thereby before any court, administrative agency, body or governmental authority which if adversely determined, might have materially adverse affect, on the execution and delivery of the Supplemental Commitment, Supplemental Indenture No. 7 to Indenture, the Obligations, Amendment No. 1 to Restated Security Agreement or the Amended and Restated Depository Agreement and the performance of the obligations of the Shipowner under such documents.

          (vi) no consent, approval, authorization, order, registration or qualification of or with or notice to any court or any governmental agency or body acting with respect to existing Federal or State laws is required to be obtained, effected or given by the Charterer for the issue or sale of the Hudson Series C Obligations being issued or for the consummation by the Charterer of the transactions contemplated by the Supplemental Commitment or any of the agreements and instruments referred to herein except such as have been duly obtained, effected or given;

     (g) the following representations and warranties of the Owner Participant shall have been made to the Secretary in writing and shall be true as of the date hereof:

          (i) the Owner Participant has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York with the power and authority (corporate and other) to own its property and assets and to conduct its business, as the same is presently being conducted;

          (ii) the Owner Participant had and has legal power and authority to enter into and carry out the terms of the Trust
    Agreement, as amended, and the Owner Participation Agreement;

          (iii) each and all of the documents and instruments referred to in clause (ii) hereof have been executed and delivered by the Owner Participant and assuming the due authorization, execution and delivery thereof by the other parties thereto constitute, in accordance with their respective terms, valid and binding instruments enforceable against the Owner Participant except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application and equitable principles relating to or affecting the enforcement of creditor's rights as from time to time in effect;

          (iv) the consummation of the transactions contemplated by and compliance by the Owner Participant with all the terms and provisions of the documents and instruments referred to in clause (ii) hereof will not violate any provisions of the certificate of organization or the By-Laws of the Owner Participant or any provision of the laws of the United States or the State of New York or any governmental rule, regulation or order thereunder applicable to the Owner Participant, and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Owner Participant or by which it or its property is bound or subject any property or any assets of the Owner Participant to any lien, charge or encumbrance of any indenture, contract, agreement or other instrument (other than in connection with the transactions herein contemplated) binding on the Owner Participant (except that the representations and warranties set forth in this clause (iv) do not constitute representations and warranties with respect to Section 4975 of the Code on the Employment Retirement Income Security Act of 1974);

          (v) there are no actions, suits or proceedings pending, or to the best knowledge of the Owner Participant, threatened before any court, arbitrator or governmental body involving the Owner Participant or any of its property which, in the opinion of the Owner Participant, will prevent or impair the performance by the Owner Participant of its obligations under the documents and instruments referred to in clause (ii); and

          (vi) no consent, approval, authorization, order, registration or qualification of or with or notice to any court or any governmental agency or body acting with respect to existing Federal or State laws is required to be obtained, effected or given by the Owner Participant for the issue or sale of the Hudson Series C Obligations being issued or for the consummation by the Owner Participant of the transactions contemplated by the Supplemental Commitment or any of the agreements and instruments referred to herein except such as has been duly obtained, effected or given;

          (vii) these representations and warranties do not extend to matters concerning maritime, shipping, admiralty law or other laws, rules and regulations applicable to the particular nature of the equipment owned by the Shipowner.

     (h) On the Refinancing Closing Date, the Secretary shall have received an opinion of Messrs. Emmet, Marvin & Martin and Thompson & Mitchell, special counsel to the Shipowner, and Anya Starosolska, Counsel to the Charterer, to the effect stated in the forms annexed hereto as Schedule Two;

     (i) On the Refinancing Closing Date, all charges, levied or assessed by the Secretary under Section 1104A (f) of Title XI in the amount of $ 21,325 shall have been paid by or for the account of the Shipowner;

     (j) At least ten (10) Business Days prior to the Refinancing Closing Date, the Charterer shall have provided to the Secretary satisfactory evidence of insurance in accordance with the terms of the Restated Security Agreement;

     (k) The Shipowner and the Charterer shall have performed without material breach their agreements under Article IV hereof, and the further terms, conditions and provisions of this Supplemental Commitment shall have been complied with in all material respects;

     (l) There shall not have occurred any event which constitutes (or after any period of time or any notice, or both, would constitute) a "Default" under the Restated Security Agreement; and

     (m) On or prior to the Refinancing Closing Date, the Shipowner shall have deposited or caused the deposit with the Indenture Trustee funds sufficient (including principal, accrued interest and premium) to redeem all of the Outstanding Initial Series C Obligations and shall have furnished the Indenture Trustee with irrevocable instructions to apply such funds for the redemption of such Initial Series C Obligations at premium.

     (n) On the Refinancing Closing Date, the Charterer, Bulk and certain affiliates of the Charterer shall have executed and delivered the Confirmation of Cross Guarantee, a true copy of the form of which is attached hereto as Exhibit 9.

     (o) On the Refinancing Closing Date, Bulk and the Secretary shall have executed and delivered Amendment No. 8 to RFFA, a true copy of the form of which is attached hereto as Exhibit 10.

                           ARTICLE VI

              VARIATION OF SUPPLEMENTAL COMMITMENT

     No variation from the terms and conditions hereof shall be permitted except pursuant to an amendment executed by the Secretary and accepted by the Shipowner and the Charterer.

                           ARTICLE VII

      TERMINATION OR ASSIGNMENT OF SUPPLEMENTAL COMMITMENT

     This Supplemental Commitment shall terminate and the parties hereto shall have no further rights or obligations hereunder upon the issuance of the Hudson Series C Obligations.

     This Supplemental Commitment may not be assigned by the Shipowner or the Charterer without the prior written approval of the Secretary.

                          ARTICLE VIII

                   CONFORMITY WITH REGULATIONS

     None of the regulations hereafter issued, whether or not under Title XI of the Act, is a part of or affects this Supplemental Commitment in any respect, but the provisions of the regulations issued under Title XI as in effect on the date hereof (46 CFR 298) shall control the provisions of the Supplemental Commitment, except to the extent modified pursuant to the provisions of 46 CFR 298.13(h).

                           ARTICLE IX

                          MISCELLANEOUS

     The Bank is entering into this Supplemental Commitment solely as owner trustee for the Owner Participant under the Trust
Agreement and not in its individual capacity, and in no case whatsoever shall the Bank (or any entity acting as successor trustee, co-trustee or separate trustee under the Trust Agreement) or the Owner Participant be liable on, or for any loss in respect of, any of the Shipowner's statements, representations, warranties, agreements or obligations hereunder or any other document executed by the Shipowner in connection herewith for any reason whatsoever
(including, without limitation, to the extent permitted by applicable law, 11 U.S.C. Section 1111 (b)), as to all of which the other parties hereto agree to look solely to the Trust Estate; provided that the Bank and each other entity from time to time acting as owner trustee hereunder shall be responsible in its individual capacity for its own willful misconduct or gross negligence. It is expressly understood by the parties hereto that except to the extent set forth in the preceding sentence the execution of the aforesaid agreements and documents by the Shipowner is intended only for the purpose of binding the Trust Estate.

     The table of contents and the titles of the Articles are inserted as a matter of convenient reference and shall not be construed as a part of this Supplemental Commitment. This Supplemental Commitment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     For all purposes of this Supplemental Commitment, unless otherwise expressly provided herein and unless the context otherwise requires:

     (a)  The terms "hereof", "herein", "hereby", "hereto",
"hereinafter", "hereunder" and "herewith" refer to this Supplemental Commitment as the same may be supplemented or amended as herein provided; and

     (b) The terms used herein, which are defined in Schedule X, as amended, to the Restated Security Agreement, annexed hereto or by reference therein to other instruments shall have the respective meanings stated in Schedule X, as amended, or such other instruments.

     IN WITNESS WHEREOF, this Supplemental Commitment to Guarantee Obligations has been executed by the United States and accepted by the Shipowner all as of the day and year first above written.

                                   UNITED STATES OF AMERICA
                                   SECRETARY OF TRANSPORTATION,

                                   By:  MARITIME ADMINISTRATOR


                                   By:/s/ James Saari
                                           Secretary
                                           Maritime Administration
[Seal]
Attest:


By:/s/ John Salisbury
        Assistant Secretary
        Maritime Administration
                                   ACCEPTED:

                                   THE BANK OF NEW YORK, not in
                                   its individual capacity but solely
                                   as owner trustee under the Trust
                                   Agreement dated as of September 1,
                                   1983, as amended, for the benefit of
                                   the trustor named therein,
                                          Shipowner


                                   By:/s/ William Cunningham
                                   Title: Vice President
[Seal]
Attest:


By:/s/ Marie E. Trimboli
Title: Assistant Treasurer
                                   ACCEPTED

                                   OMI CLOVER TRANSPORT, INC.
                                         as Charterer
[Seal]
Attest:


By:/s/ Anya Starosolska            By:/s/ Vincent de Sostoa
Title: Secretary                   Title: Sr. Vice President/Finance